UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of KAR Auction Services, Inc. (the "Company") was held on June 2, 2022 ("Annual Meeting").

(b) At the Annual Meeting, the stockholders:

•elected the director nominee designated by Ignition Parent LP ("Apax Investor") to the Company’s Board of Directors;
•elected the other nine director nominees to the Company's Board of Directors;

•approved, on an advisory basis, executive compensation; and

•ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2022.

The following are the final voting results for each of the four proposals voted on at the Annual Meeting.

1.Election of Director (Nominee Designated by the Apax Investor):*

NAME	FOR	AGAINST	ABSTAIN	BROKER NON VOTES
Roy Mackenzie	35,174,929	0	0	0

* As described in the Company's proxy statement for the Annual Meeting, the holders of shares of Series A Convertible Preferred Stock, voting as a separate class, voted on the election of Mr. Mackenzie.

2.Election of Directors (Other Nine Nominees):

NAME	FOR	AGAINST	ABSTAIN	BROKER NON VOTES
Carmel Galvin	139,956,056	5,839,403	35,744	4,117,068
James P. Hallett	141,843,118	3,956,884	31,201	4,117,068
Mark E. Hill	138,436,614	6,611,971	782,618	4,117,068
J. Mark Howell	145,117,601	678,896	34,706	4,117,068
Stefan Jacoby	140,951,174	4,846,465	33,564	4,117,068
Peter Kelly	145,062,490	738,038	30,675	4,117,068
Michael T. Kestner	145,158,833	637,617	34,753	4,117,068
Sanjeev Mehra	145,327,529	470,321	33,353	4,117,068
Mary Ellen Smith	145,075,966	722,301	32,936	4,117,068

3.Advisory Vote on Executive Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
142,390,582	3,405,951	34,670	4,117,068

4.Ratification of Appointment of KPMG LLP:

FOR	AGAINST	ABSTAIN
149,095,556	818,089	34,626

(c) Not applicable.

(d) Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2022 KAR Auction Services, Inc.

/s/ Charles S. Coleman
Charles S. Coleman
Executive Vice President, Chief Legal Officer and Secretary